Exhibit (b)

Korea Equity Fund, Inc.

Worldwide Plaza
309 West 49th Street
New York, New York 10019

Telephone
(800) 833-0018

Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Yutaka Itabashi, certify that:

1.	The Form N-CSR of Korea Equity Fund, Inc. (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Korea Equity Fund, Inc.

Date: 1/6/15	/s/ Yutaka Itabashi
Yutaka Itabashi President

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Korea Equity Fund, Inc. and will be retained by Korea Equity Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Korea Equity Fund, Inc.

Worldwide Plaza
309 West 49th Street
New York, New York 10019

Telephone
(800) 833-0018

Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Amy J. Marose, certify that:

1.	The Form N-CSR of Korea Equity Fund, Inc. (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Korea Equity Fund, Inc.

Date: 1/6/15	/s/ Amy J. Marose
Amy J. Marose Treasurer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Korea Equity Fund, Inc. and will be retained by Korea Equity Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.